AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT


                  THIS AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment No. 7") is dated as of May 23, 2005 by and among R&B, INC., a Pennsylvania corporation (the "Borrower") and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), a national banking association (the "Bank") for itself and as agent hereunder (the "Agent").

                  WHEREAS, the Borrower, the Bank and National City Bank of Pennsylvania ("National City") are parties to a Second Amended and Restated Credit Agreement dated as of August 21, 1998, as amended March 25, 1999, May 4, 2000, November 30, 2000, March 26, 2001, March 6, 2004 and August 2, 2004 (the
"Credit Agreement"); and

                  WHEREAS, National City has assigned all of its interest in and to the Credit Agreement and related Loan Documents to the Bank; and

                  WHEREAS, the Borrower has requested certain modifications to the Credit Agreement.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto, intending to be legally bound, hereby agree that the Credit Agreement shall be amended as follows, effective on the date first above written:

        1. Credit Facilities. The definition of "Credit Facilities" in Section
1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Credit Facilities' means the maximum aggregate
                   credit facilities of Twenty Million Dollars
                   ($20,000,000) made available under this Agreement pursuant to the Revolving Credit Facilities (as the same may be reduced pursuant to Section 2.01(e) herein)."

        2. Revolving Credit Facilities. The definition of "Revolving Credit Facilities" in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Revolving Credit Facilities' means the maximum
                   aggregate revolving credit facilities of Twenty Million Dollars ($20,000,000) (subject to reduction under Section 2.01(e) hereof) made available under this Agreement."

        3. Revolving Credit Termination Date. The definition of "Revolving Credit Termination Date" in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                   "Revolving Credit Termination Date' means June 30,
                    2007; or such other date to which the Revolving Credit Facilities have been extended in the sole discretion of the Bank or on which they have been terminated in accordance with the terms of this Agreement."

        4. Banks and Ratable Shares. Exhibit 2.01 of the Credit Agreement is hereby amended to read in its entirety as set forth on Exhibit 2.01 attached hereto.

        5. Amount and Nature of Revolving Credit Facilities. The first sentence of Section 2.01(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(a) Subject to the terms and conditions of this
                   Agreement and in reliance upon the representations, warranties and covenants herein contained, each Bank severally (but not jointly) agrees to make a revolving credit facility (the "Revolving Credit Facilities") available to Borrower in an aggregate principal amount not to exceed such Bank's Ratable Share of Twenty Million Dollars ($20,000,000) (as reduced pursuant to Section 2.01(e)) (the "Revolving Credit Limit")."

        6. Sixth Amended and Restated Revolving Credit Note. Exhibit 2.02 of the Credit Agreement is hereby amended to read in its entirety as set forth on
Exhibit 2.02 attached hereto.

        7. Applicable Margin. The definition and calculation of Applicable Margin in Section 4.01 of the Credit Agreement are hereby amended to read in their entirety as follows:

                  "Applicable Margin' shall be calculated as set forth
                   below and shall automatically change as the ratio of Consolidated Funded Debt to Consolidated EDITDA changes (Consolidated EBITDA shall be the sum of quarterly EBITDA for the most recent four (4) quarters):

                   Consolidated Funded
                   Debt/Consolidated EBITDA           Applicable Margin
                   ------------------------           -----------------
                         <.5x                               65 bps
                     >=.5x<1.50x                            85 bps
                     >=1.50x<2.00x                          110 bps
                       >=2.00x                              150 bps


                   For purposes of this calculation, Consolidated Funded Debt shall be net of cash and cash equivalents shown on Borrower's consolidated financial statements as of the date of such calculation."

        8. Unused Facility Fee. Section 6.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                   "Section 6.01. Unused Facility Fee. Borrower shall pay to the Agent, to be distributed by the Agent to each Bank according to its Ratable Share, a nonrefundable unused facility fee equal to .125% on the amount of any and all unused Credit Facilities, payable quarterly in arrears, with the first payment due on July 1, 2005 and thereafter, on the first day of each October, January and April and on the Revolving Credit Termination Date."

        9. Consolidated Funded Debt to EBITDA. Section 10.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                   "Section 10.01. Consolidated Funded Debt to EBITDA.
                    The ratio of Consolidated Funded Debt to EBITDA (based on the rolling four quarters ending on the test date) shall not exceed 2.50:1.00 for the quarter ending June 30, 2005 and for each quarter thereafter. For purposes of this calculation, Consolidated Funded Debt shall be net of cash and cash equivalents shown on Borrower's consolidated financial statements as of the date of such calculation."

        10. Maintenance of Consolidated Net Worth. Section 10.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

                    "Section 10.13. Maintenance of Consolidated Net
                     Worth. Borrower will not, at any time, permit Consolidated Net Worth to be less than the sum of (a) $100,000,000 for the quarter ending December 31, 2004 plus (b) an aggregate amount equal to fifty percent (50%) of Borrower's consolidated cumulative quarterly Consolidated Net Earnings (but, in each case, only if a positive number) for each fiscal quarter completed at such time, beginning with the fiscal quarter ended June 30, 2005."

        11. Conditions Precedent. As a condition precedent to effectiveness of this Amendment No. 7, the Bank must receive (a) an original copy of this Amendment No. 7 executed by Borrower, (b) an original executed Note from Borrower in the form of Exhibit 2.02, (c) an original executed Surety Agreement in the form attached hereto as Exhibit A executed by Dorman Products Distribution, Ltd. (d) an original executed Officer's Certificate in the form attached hereto as Exhibit B, (e) an original executed Secretary's Certificate in the form attached hereto as Exhibit C; and (f) original executed Ratifications of Surety Agreement (in the form attached hereto as Exhibit D) from each Subsidiary.

        12. Costs. Borrower shall pay (as and when incurred) all costs, expenses and fees (including, without limitation, any appraisal, survey, insurance, environmental assessment, engineering, inspections, searches, recording and attorneys' fees) associated with the Credit Agreement and this Amendment No. 7

        13. Capitalized Terms. All capitalized terms used in this Amendment No. 7, unless otherwise defined herein, shall have the meanings ascribed thereto in the Credit Agreement.

        14. Representations and Covenants. Borrower certifies that all representations and warranties contained in the Loan Documents, including without limitation the exhibits thereto, are true, correct and complete on and as of the date hereof, and that all covenants and agreements made in the Loan Documents have been complied with and fulfilled, and that no Default or Event of Default is in existence on the date hereof.

        15. Ratification. Other than as specifically set forth herein, Borrower hereby ratifies and confirms the Loan Documents and all instruments and agreements relating thereto, and confirms that (a) all of the foregoing remain in full force and effect, (b) each of the foregoing is enforceable against Borrower in accordance with its terms, and (c) in furtherance and not limitation of the foregoing, the security interests granted pursuant to the Loan Documents and any other security agreement, surety agreement, mortgage, assignment or other collateral agreement, remain in full force and effect and secure all liabilities and obligations of Borrower and the Subsidiaries to the Bank under the Credit Agreement, as amended hereby, or otherwise.

        16. Miscellaneous. Article XIII of the Credit Agreement is incorporated herein by this reference and shall apply to this Amendment No. 7. Execution of this Amendment No. 7 shall not constitute an agreement by the Agent or the Bank to execute any other amendment or modification of the Credit Agreement. References to the Credit Agreement in any document relating thereto shall be deemed to include this Amendment No. 7. This Amendment may be executed in counterparts.

        IN WITNESS WHEREOF, Borrower and the Bank have caused this Amendment No. 7 to be duly executed and delivered as of the day and year first above written.

                                        WACHOVIA BANK,
                                         NATIONAL ASSOCIATION


                                        By:/s/ Carol Orellana
                                           ---------------------
                                           Name:Carol Orellana
                                           Title: Vice President

                                            Address: 2240 Butler Pike
                                                     Plymouth Meeting, PA 19462



ATTEST:                                 R&B, INC.


By:/s/ Thomas J. Knoblauch             By:/s/Richard Berman
   -----------------------                ------------------
   Name:Thomas J. Knoblauch            Name:Richard Berman
   Title:Assistant Secretary           Title:President


                                           Address:  3400 E. Walnut Street
                                                     Colmar, PA  18915

[Corporate Seal]

                                  EXHIBIT 2.01

                            BANKS AND RATABLE SHARES
                            ------------------------


                                             Revolving
                                               Credit             Ratable
                                             Facility              Share
                                             ----------           --------
Wachovia Bank, National Association         $20,000,000             100%
123 South Broad Street
Philadelphia, PA  19109

                                  Exhibit 2.02
                Sixth Amended and Restated Revolving Credit Note
                ------------------------------------------------

$20,000,000.00                                              May 23, 2005


         For value received, the undersigned ("Borrower") promises to pay to the order of Wachovia Bank, National Association (formerly First Union National
Bank) (the "Bank"), on or before the Revolving Credit Termination Date, the lesser of Twenty Million Dollars ($20,000,000.00) or the unpaid principal amount outstanding under the Revolving Credit Facility made available by the Bank to Borrower pursuant to the Second Amended and Restated Credit Agreement, as amended, referred to in paragraph 1 below, together with interest (computed on the basis of a 360-day year for the actual number of days elapsed) on the unpaid principal balance from time to time outstanding hereunder from the date hereof until payment hereunder in full. Both principal and interest shall be paid in federal funds or other immediately available lawful money of the United States at the main office of the Agent at 2240 Butler Pike, Plymouth Meeting, PA 19462, Attention: Harry Ellis (or such other address as may be designated by the holder hereof in writing).

          1. (a) This Note evidences the Revolving Credit Balance under, is governed by, and is entitled to the benefits of a Second Amended and Restated Credit Agreement dated as of August 21, 1998, as amended March 25, 1999, May 4, 2000, November 30, 2000, March 26, 2001, March 6, 2004, August 2, 2004, and the
date hereof and as it may be further amended (collectively referred to herein as the "Agreement") among Borrower, the Bank, for itself and as Agent and the other Banks parties thereto, including Bank, which Agreement, among other matters, contains provisions for the acceleration of the maturity hereof upon the occurrence and continuance of certain stated events. All capitalized terms used herein shall have the same meanings as are assigned to such terms in the Agreement.

            (b) This Note amends, restates and consolidates in its entirety a Fifth Amended and Restated Revolving Credit Note dated August 2, 2004 issued by the Borrower to the Bank pursuant to the Agreement.

         2. Borrower shall pay the principal hereof and all accrued interest on or before the Revolving Credit Termination Date.

         3. Borrower shall pay interest on the unpaid principal balance from time to time outstanding hereunder from the date hereof until such unpaid principal balance has been paid in full at the rate or rates, and at the times, set forth in the Agreement. Any payment of principal, and, to the extent permitted by law, interest, of or on this Note which is not paid in full when due shall bear interest at the Default Rate.

         4. The Bank's records as to the Revolving Credit Advances made by the Bank to Borrower pursuant to the Agreement, the payments made on account of principal hereof, the issuance of Letters of Credit and draws thereon and reimbursement thereof, shall be presumed to be complete and correct absent manifest error.

                  (Corporate Seal)

Attest:                               R & B, INC.



By:/s/ Thomas J. Knoblauch              By:/s/ Richard Berman
   -----------------------                 -------------------
   Name:Thomas J. Knoblauch             Name: Richard Berman
   Title:Assistant Secretary            Title: President

                                    EXHIBIT A

                                SURETY AGREEMENT
                                ----------------

                SURETY AGREEMENT (the "Surety Agreement") dated as of the 23th day of May, 2005, by DORMAN PRODUCTS DISTRIBUTION, LIMITED., a Kentucky limited partnership, (hereinafter referred to as the "Surety"), of R & B, INC., a Pennsylvania corporation ("R&B" or the "Debtor"), to and in favor of WACHOVIA BANK, NATIONAL ASSOCIATION for itself and as agent for the Banks (collectively, the "Creditor") under the Second Amended and Restated Credit Agreement dated August 21, 1998 among Debtor, Creditor and such Banks (as amended, the "Credit Agreement").

                                 WITNESSETH:

                  WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to extend credit to R&B in an aggregate principal amount of not more than $20,000,000 (the "Credit Facilities"); and

                  WHEREAS, the words and terms used herein which are defined in the Credit Agreement shall have the meanings set forth therein, unless the context hereof otherwise clearly requires; and

                  WHEREAS, the Banks are willing to make available the Credit Facilities to R&B upon the condition that the Surety guaranties and becomes a surety to the Banks for the payment and performance of the Obligations of R&B under the Credit Agreement or under any of the other Loan Documents related thereto, and R&B's performance of and compliance with all of the other terms, covenants, conditions, stipulations and agreements contained in the Credit Agreement or the other Loan Documents in the manner herein set forth; and

                  WHEREAS, the proceeds of the Credit Facilities are in substantial part being made available to the Surety through R&B, and the Credit Facilities constitute the primary working capital financing available to the Surety; and

                  WHEREAS, the Credit Facilities are being made available in the form of credit to R&B rather than as separate loans to the Surety at the request of R&B and the Surety to facilitate the consolidated operation of their financial affairs;

                  NOW, THEREFORE, for and in consideration of the credit extended by the Banks to R&B under the Credit Agreement, a portion of which will be available to the Surety, and intending to be legally bound hereby, the Surety agrees as follows:

1. Surety Agreement.

        (a) The Surety hereby guarantees and becomes an unconditional surety to the Creditor, its successors, endorsees and assigns for the prompt payment and performance when due (subject to applicable grace periods) of all Obligations of the Debtor as defined in the Credit Agreement.

        (b) The Surety agrees that from time to time hereafter at the request of the Creditor, the Surety will promptly execute and deliver to the Creditor a Ratification and Confirmation of this Surety Agreement in the form attached hereto as Exhibit "A."

        (c) This Surety Agreement shall be irrevocable, unconditional, continuing, effective and binding upon the Surety as to all Obligations regardless of whether they are incurred before, on or after the date hereof and how long hereafter they are incurred or remain unpaid. This Surety Agreement shall constitute a surety agreement as well as a guarantee, and the Creditor shall have no obligation or requirement to make any demand or claim upon or institute any action or pursue or enforce any right or remedy against the Debtor or any of its assets or properties, before enforcing this Surety Agreement against the Surety and its assets and properties. The Creditor may make demand upon the Surety hereunder and enforce this Surety Agreement at any time and from time to time as often as desired and without limit. The Surety's liabilities hereunder shall be payable immediately upon demand during the continuance of an Event of Default, and such liabilities due but unpaid shall bear interest at the Default Rate (but without duplication of the Default Rate payable by the Debtor).

        (d) If a claim is made upon the Creditor for repayment or recovery of any amount or amounts received by the Creditor which had the effect of reducing the liability of the Surety hereunder and the Creditor repays all or part of such amount or amounts by reason of a judgment, decree or order of any court or administrative body having jurisdiction over the Creditor or any of its property, then and in such event, the Surety agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Surety, whether or not this Surety Agreement shall have been terminated or canceled, and the Surety shall be and continue to remain liable to the Creditor hereunder to the same extent as if such amount had never originally been received by the Creditor.

2. Unconditional Liability. The liability of the Surety hereunder is absolute and unconditional and shall not be reduced, diminished or released in any way by reason of:

        (a) any failure by the Creditor to obtain, retain or preserve, or the lack of enforcement of, any rights against or any other person or in any property;

        (b) the invalidity of any such rights which the Creditor may attempt to obtain;

        (c) any delay in enforcing or any failure to enforce any such rights even if such rights are thereby lost;

        (d) any delay in making demand on the Debtor for performance or payment of the Obligations or any of them; or

        (e) any non-perfection or any priority or lack thereof of any collateral for the Obligations.

3. Consents. The Surety hereby:

        (a) Consents to all agreements made or to be made between the Creditor and any other person(s) liable, either absolutely or on a contingent basis, on any Obligations, including the Debtor and any co-maker, endorser, surety or guarantor with respect thereto (any such person being hereinafter referred to as an "Obligor") except as provided herein, and further agrees that the Surety's liability hereunder shall not be reduced, limited or diminished in any way;

        (b) Agrees that the Creditor may, at its sole option, without in any way affecting the Surety's liability hereunder: (i) exchange, surrender or release any or all collateral or any guaranty or surety held by the Creditor for any of the Obligations; (ii) renew, extend, modify, supplement, amend, release, alter or compromise the terms of any or all of the Obligations; (iii) waive any of the Creditor's rights or remedies against the Debtor; and (iv) apply any payment received on account of the Obligations to or on account of such of the Obligations and in such order, as the Creditor in its sole discretion may elect;

        (c) Consents to the taking of, or failure to take, from time to time, any action of any nature whatsoever with respect to the Obligations and with respect to any rights against any person or persons (including without limitation any Obligor) or in any property, including without limitation any renewals, extensions, modifications, postponements, compromises, indulgences, waivers, surrenders, exchanges and releases; and

        (d) Agrees that the Surety shall remain fully liable hereunder notwithstanding any of the foregoing.

4. Waivers. The Surety hereby waives:

        (a) All notices of any character whatsoever with respect to this Surety Agreement or the Obligations, including but not limited to, notice of: the present existence or future incurring of any Obligations; the amount, terms and conditions thereof; any defaults thereon; acceptance hereof; and any presentment, demand, protest, dishonor, or notice of dishonor with respect hereto;

        (b) The benefit of all laws or defenses now or hereafter in effect in any way limiting or restricting the liability of the Surety hereunder, except the defense of payments made to the Creditor on account of the Obligations and the liability of the Surety hereunder;

        (c) All right to stay of execution and exemption of property in any action to enforce the liability of the Surety hereunder; and

        (d) Any right to be paid, in advance of full and final payment of all Obligations, any amount arising from the Surety's rights of indemnification, subrogation, contribution, or any and all other rights at law or in equity of a surety and/or a guarantor to succeed to any of the rights of the Creditor, including without limitation rights to any payment made on account of the Obligations, regardless of the source of such payment.

5. Payment of Costs. In addition to all other liabilities of the Surety hereunder, the Surety also agrees to pay to the Creditor on demand all costs and expenses (including reasonable attorneys' fees and legal expenses) which may be incurred in the enforcement, during the continuance of an Event of Default, by the Creditor of any of its rights or remedies pursuant to this Surety Agreement, the Credit Agreement or the other Loan Documents.

6. Acceleration of Obligations. During the continuance of any of the following events (each an "Event of Default"), all of the Obligations shall, at the Creditor's sole option, be deemed to be forthwith due and payable for the purposes of this Surety Agreement, and the liabilities of the Surety hereunder shall be immediately due and payable and may be enforced, whether or not the Creditor elects to exercise any of its rights or remedies against any other person or against any collateral, including without limitation any other
Obligor:

        (a) If any event of default, default, breach or violation shall occur under this Surety Agreement, the Credit Agreement, the Notes, or any other Loan Documents;

        (b) If the Surety or any Affiliate becomes insolvent or makes an assignment for the benefit of creditors, or if any petition is filed by or against the Surety or any Affiliate under any provision of any state or federal law or statute alleging that the Surety or any Affiliate is insolvent or unable to pay debts as they mature or under any provision of the Bankruptcy Reform Act of 1978, so amended (the "Bankruptcy Code") which, in the case of an involuntary proceeding, shall continue for sixty (60) days without being stayed, set aside or vacated; or

        (c) If a final judgment or judgments for the payment of money
(other than those which an insurance company has agreed in writing to pay) in excess of an aggregate of $250,000 is entered against the Surety or any Affiliate which remains unsatisfied for fifteen (15) days or any attachment, levy or garnishment is issued against any property of the Surety or any Affiliate; or

        (d) If any financial statement, representation, warranty, or certificate made or furnished by or on behalf of the Surety or Debtor to the Creditor in connection with this Surety Agreement, the Credit Agreement or any of the other Loan Documents, is materially false, incorrect, or incomplete in any material respect on the date as of which made.

        For purposes of this Section 6, "Affiliate" shall not include the individual Berman family members.

7. Miscellaneous.

        (a) The Creditor's rights and remedies hereunder shall be binding upon the Surety and its successors, assigns and legal representatives, and shall inure to the benefit of the Creditor, its endorsees, affiliates, successors and assigns forever. If the Debtor consists of more than one person or entity, such persons or entities shall be jointly and severally liable hereunder.

        (b) No amendment or waiver of any provision of this Surety Agreement nor consent to any departure by the Surety therefrom, shall in any event be effective unless the same shall be in writing and signed by the Creditor. Any such waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Surety in any case shall entitle the Surety to any other or further notice or demand in the same, similar or other circumstances.

        (c) Any provision of this Surety Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions of this Surety Agreement, and any such provision in any other jurisdiction. All rights, remedies and powers provided in this Surety Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Surety Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Surety Agreement unenforceable, in whole or in part, or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

        (d) No liability or obligation hereunder may be delegated by the Surety, without the prior written approval of the Creditor. The Creditor may assign its interests and rights hereunder or in connection with the Obligations, in whole or in part, to any party whatsoever.

        (e) This Surety Agreement shall be construed in accordance with and governed by the laws, including equitable principles but without regard to principles of conflict of laws, of the Commonwealth of Pennsylvania, in all respects. The Surety hereby agrees to the jurisdiction and venue of any federal or state court in the Eastern District of Pennsylvania.

        (f) The Section headings in this Surety Agreement are for convenience only and shall not affect the construction hereof.

        (g) This Surety Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together shall constitute but one instrument.

8. THE SURETY AND THE CREDITOR (BY ACCEPTANCE HEREOF) HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THE SURETY OR THE CREDITOR MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS SURETY AGREEMENT OR THE TRANSACTIONS RELATED THERETO. THE SURETY REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE CREDITOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE CREDITOR WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. THE SURETY ACKNOWLEDGES THAT THE CREDITOR HAS BEEN INDUCED TO ACCEPT THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

9. DURING THE CONTINUANCE OF A DEFAULT, THE SURETY HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ANY OTHER STATE UPON THE FAILURE OF THE SURETY TO PAY WHEN DUE ANY SUM PAYABLE BY THE SURETY HEREUNDER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE SURETY FOR SUCH SUMS AS SHALL HAVE BECOME DUE UNDER THIS SURETY AGREEMENT, IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT NOT TO EXCEED THE LESSER OF FIFTEEN PERCENT (15%) OF THE PRINCIPAL AMOUNT OF SUCH JUDGMENT OR $5,000 ADDED FOR COLLECTION FEES. THE SURETY HEREBY WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION SAID VOLUNTARY CONDEMNATION AND AGREES THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; AND ALSO WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THE SURETY ALSO HEREBY WAIVES ITS RIGHT TO OBJECT TO AND RELEASES ALL PROCEDURAL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS SURETY AGREEMENT, VERIFIED BY AFFIDAVIT OF THE CREDITOR OR SOMEONE ON BEHALF OF THE CREDITOR, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AGREEMENT AS A WARRANT OF ATTORNEY. SUCH AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE SURETY SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR.

                  THE SURETY REPRESENTS AND ACKNOWLEDGES THAT IT HAS REVIEWED ALL OF THE PROVISIONS OF THIS SURETY AGREEMENT WITH AN ATTORNEY, INCLUDING WITHOUT LIMITATION PARAGRAPHS 8 AND 9. THE SURETY UNDERSTANDS THAT THE PROVISIONS OF PARAGRAPHS 8 AND 9 INVOLVE THE WAIVER OF CERTAIN CONSTITUTIONAL RIGHTS, AND ACKNOWLEDGES THAT THE SURETY HAS KNOWINGLY AND VOLUNTARILY WAIVED SUCH RIGHTS AFTER REVIEWING THE PROVISIONS OF PARAGRAPHS 8 AND 9 WITH ITS ATTORNEY.

                  IN WITNESS WHEREOF, the Surety has executed this Surety Agreement as of the day and year first above written.

Attest:              (SEAL)           DORMAN PRODUCTS DISTRIBUTION, LTD.
                                      as Surety


By: /s/Thomas J. Knoblauch            By: Richard Berman
    ----------------------                ----------------
Name:Thomas J. Knoblauch              Name:Richard Berman
Title:Assistant Secretary             Title:President

             The undersigned, intending to be legally bound, hereby:

             (a) Acknowledges and confirms that it has received an executed copy of this Surety Agreement and approves of and consents to it in all respects;

             (b) Agrees to be bound by and to observe in its capacity as Debtor and as shareholder all provisions hereof and in particular will not cause or permit any breach of any covenants contained herein; and

             (c) Agrees to cause any newly formed or acquired Subsidiary to sign and become a party to this Surety Agreement as a Surety, by execution and delivery to the Creditor of a joinder in form and substance satisfactory to the Creditor.

             EXECUTED on the date first above written.



Attest:          (Seal)             R & B, INC.
                                    as Debtor


By:/s/ Thomas J. Knoblauch         By: /s/ Richard Berman
Name:Thomas J. Knoblauch           Name: Richard Berman
Title: Assisatant Secretary        Title: President

                                    EXHIBIT B

                              OFFICER'S CERTIFICATE
                              ---------------------
                       Pursuant to Amendment No. 7 to the
                  Second Amended and Restated Credit Agreement


                  The undersigned, Mathias J. Barton, Senior Vice President and Chief Financial Officer of R&B, Inc., (the "Company"), in such capacity and on behalf of such Company, hereby certifies, pursuant to Amendment No. 7 ("Amendment No. 7") to the Second Amended and Restated Credit Agreement dated as of August 21, 1998, as amended March 25, 1999, May 4, 2000, November 30, 2000, March 26, 2001, March 6, 2004, August 2, 2004, and the date hereof (collectively, the "Credit Agreement"), among R&B, Inc. and Wachovia Bank, National Association that:

                (1) no Event of Default has occurred and is continuing;

                (2) there has been no material adverse change in the Borrower's consolidated business, operations, properties or condition, financial or otherwise, since August 21, 1998, except as disclosed in Borrower's SEC filings since that date; and

                (3) all representations, warranties and covenants made by Borrower in the Credit Agreement and/or Amendment No. 7 are true and correct in all material respects, and all conditions precedent to the Bank's obligations thereunder, have been satisfied or waived by the Agent in writing.

All capitalized terms herein shall have the meaning set forth in the Credit Agreement, unless defined herein.


Dated:  May 23, 2005
                                           /s/ Mathias J. Barton
                                           ----------------------
                                           Name:Mathias J. Barton
                                           Title:Chief Finanical Officer

                                    EXHIBIT C

                       SECRETARY'S CERTIFICATE - R&B, INC.
                       ----------------------------------
                         Pursuant to Amendment No. 7 to
                  Second Amended and Restated Credit Agreement

                  The undersigned, Thomas J. Knoblauch, Assistant Secretary of R&B, Inc. ("Company"), in such capacity and on behalf of such Company, hereby certifies, pursuant to Amendment No. 7 ("Amendment" No. 7) to the Second Amended and Restated Credit Agreement dated as of August 21, 1998, as amended March 25, 1999, May 4, 2000, November 30, 2000, March 26, 2001, March 6, 2004,
August 2, 2004, and the date hereof (collectively, the "Credit Agreement"), among R&B, Inc. and Wachovia Bank, National Association, that (i) the copies of items (1), (2), (3) and (4) below as delivered pursuant to a Secretary's Certificate dated August 21, 1998 and (ii) attached item (5) below are true and correct copies of the following and are in full force and effect and have not been amended, altered, or repealed as of the date hereof except as shown in such attachments:

                  (1) certificate of incorporation, as certified by the Secretary of State of the state of incorporation, of R&B,Inc.

                  (2) good standing certificates with respect to R&B, Inc. from the Secretary of State of the state in which R&B, Inc. is incorporated or formed, and in each state in which R&B, Inc. is required to qualify to do business, except such states where the failure to so qualify would have no material adverse effect on the financial condition of R&B, Inc.;

                  (3) the bylaws of R&B, Inc.;

                  (4) the names, incumbency and signatures of the officers of R&B, Inc. authorized to execute and deliver Amendment No. 7, upon which the Bank may conclusively rely until it shall receive a further certificate of R&B, Inc. amending the prior certificate; and

                  (5) resolutions of the Board of Directors of R&B, Inc., authorizing the execution and delivery of Amendment No. 7 and all documents related thereto.


Dated:  May 23, 2005
                            /s/ Thomas J. Knoblauch
                            --------------------------
                            Name: Thomas J. Knoblauch
                            Title: Assistant Secretary, V.P. General Counsel

                                  EXHIBIT D

                        RATIFICATION OF SURETY AGREEMENT
                        --------------------------------

         RATIFICATION OF SURETY AGREEMENT given as of this 23th day of May, 2005, by RB Management, Inc., RB Distribution, Inc. RB Mark, Inc.,
RB Vest, Inc., Dorman Products of America, Ltd., Cosmos International, Inc. Motor Power Industries, Inc. Allparts, Inc, and Dorman Products Distribution Limited (collectively the "Sureties" and individually the "Surety") to and in favor of WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National
Bank) for itself and as Agent for the Banks (the "Creditor").

         Each Surety hereby (a) confirms and ratifies that certain Surety Agreement dated as of (i) August 21, 1998 with respect to RB Management, Inc., RB Distribution, Inc. RB Mark, Inc., RB Vest, Inc., Dorman Products of America, Ltd., Cosmos International, Inc., and Motor Power Industries, Inc., (ii) March 26, 2001 with respect to Allparts, Inc., and (iii) May 23, 2005 with respect to Dorman Products Distribution Limited given to the Creditor, in order to induce the Creditor to extend credit to R&B, Inc., (b) confirms that the Surety Agreement to which it is a party is in full force and effect and enforceable against it in accordance with its terms, and (c) confirms that the Obligations (as defined in the Credit Agreement) include without limitation the Sixth Amended and Restated Revolving Credit Note being executed and delivered to the Creditor on or about the date hereof.

         Capitalized terms used herein not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement referenced in the Surety Agreement.
         EXECUTED by a duly authorized officer on the date first above written.

Attest:                (SEAL)           RB Management, Inc.


By /s/Thomas J. Knoblauch           By: /s/ Richard Berman
   -----------------------              -----------------------
    Name: Thomas J. Knoblauch              Name: Richard Berman
    Title: Assistant Secretary             Title: President


Attest:                 (SEAL)           RB Distribution, Inc.


By /s/ Thomas J. Knoblauch            By:/s/ Richard Berman
   ------------------------              -----------------------
   Name: Thomas J. Knoblauch                Name: Richard Berman
   Title: Assistant Secretary               Title: President

Attest:                (SEAL)           RB Mark, Inc.


By /s/ Thomas J. Knoblauch            By:/s/ Richard Berman
   -----------------------               -----------------------
   Name: Thomas J. Knoblauch                Name: Richard Berman
   Title: Assistant Secretary               Title: President

Attest:                (SEAL)           RB Vest, Inc.


By /s/ Thomas J. Knoblauch            By:/s/ Richard Berman
   -----------------------               -----------------------
   Name: Thomas J. Knoblauch                Name: Richard Berman
   Title: Assistant Secretary               Title: President

Attest:                (SEAL)           Dorman Products of America, Ltd.


By /s/ Thomas J. Knoblauch            By:/s/ Richard Berman
   ------------------------              -----------------------
  Name: Thomas J. Knoblauch                Name: Richard Berman
  Title: Assistant Secretary               Title: President

Attest:                (SEAL)           Cosmos International, Inc.


By /s/ Thomas J. Knoblauch           By:/s/ Richard Berman
   -------------------------            ------------------------
  Name: Thomas J. Knoblauch                 Name: Richard Berman
  Title: Assistant Secretary                Title: President

Attest:                 (SEAL)           Motor Power Industries, Inc.


By /s/ Thomas J. Knoblauch           By: /s/ Richard Berman
   -------------------------             -----------------------
   Name: Thomas J. Knoblauch                 Name: Richard Berman
   Title: Assistant Secretary                Title: President

Attest:                 (SEAL)           Allparts, Inc.


By /s/ Thomas J. Knoblauch           By: /s/ Richard Berman
   -------------------------             -----------------------
   Name: Thomas J. Knoblauch                 Name: Richard Berman
   Title: Assistant Secretary                Title: President

Attest:                 (SEAL)           Dorman Products Distribution Limited


By /s/ Thomas J. Knoblauch           By:/s/ Richard Berman
   -------------------------            ------------------------
   Name: Thomas J. Knoblauch          General Partner: Dorman Management, Inc.
   Title: Secretary                   Name: Richard Berman
                                      Title: President